Exhibit 99.3

 Topline Data from Phase 2b Trial of Descartes-08 in Patients with Myasthenia Gravis  July 2024  CARTESIAN THERAPEUTICS

 Disclosures and forward-looking statements  Disclosures  For the purposes of this notice, the “presentation” that follows shall mean and include the slides that follow, the oral presentation of the slides by members of management of Cartesian Therapeutics, Inc. (the “Company”) or any person on their behalf, any question-and-answer session that follows such oral presentation, hard copies of this document and any materials distributed at, or in connection with, such oral presentation. The information contained in this presentation is for informational purposes only.   Forward-looking Statements  Any statements in this presentation about the future expectations, plans and prospects of the Company, including without limitation, statements regarding the Company’s in-house manufacturing capabilities, the potential of RNA Armory® to enable precision control and optimization of engineered cells for diverse cell therapies leveraging multiple modalities, the potential of Descartes-08 to treat myasthenia gravis, systemic lupus erythematosus, or any other disease, the anticipated timing or the outcome of ongoing and planned clinical trials, studies and data readouts, the anticipated timing or the outcome of the FDA’s review of the Company’s regulatory filings, the Company’s ability to conduct its clinical trials and preclinical studies, the timing or making of any regulatory filings, the anticipated timing or outcome of selection of developmental product candidates, the ability of the Company to consummate any expected agreements and licenses and to realize the anticipated benefits thereof, the novelty of treatment paradigms that the Company is able to develop, the potential of any therapies developed by the Company to fulfill unmet medical needs, and enrollment in the Company’s clinical trials and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including proof of concept trials, including uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial and whether results of early clinical trials will be indicative of the results of later clinical trials, the ability to predict results of studies performed on human beings based on results of studies performed on non-human subjects, the unproven approach of the Company’s technology, potential delays in enrollment of patients, undesirable side effects of the Company’s product candidates, its reliance on third parties to conduct its clinical trials, the Company’s inability to maintain its existing or future collaborations, licenses or contractual relationships, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, the Company’s recurring losses from operations and negative cash flows, substantial fluctuation in the price of the Company’s common stock, risks related to geopolitical conflicts and pandemics and other important factors discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and in other filings that the Company makes with the Securities and Exchange Commission. In addition, any forward-looking statements included in this presentation represent the Company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The Company specifically disclaims any intention to update any forward-looking statements included in this presentation, except as required by law.  1

 Met primary endpoint  71% response rate at Month 3 for Descartes-08 patients vs. 25% for placebo (p<0.05)   Deep, durable responses observed in patients treated with Descartes-08   Safety profile continues to support outpatient administration  Data support advancement to Phase 3  2  Deep, durable responses and favorable safety profile observed in patients with MG  Novel design: randomized double-blind placebo-controlled trial of engineered cell therapy in autoimmunity  MG, myasthenia gravis

 Current treatments require chronic or frequent administration and have limited durability  >120,000  Patients in the U.S. and EU  Significant unmet need remains  Characterized by debilitating fatigue and muscle weakness   Limbs  Respiratory  Ocular  Facial  Myasthenia gravis is a rare, progressive autoimmune disease with significant unmet need  3

 mRNA cell therapy does not require lymphodepleting chemotherapy  No associated cytopenia, secondary malignancies, or other chemotherapy toxicities   Reduced burden on patients, caregivers, and healthcare system  Convenient dosing schedule (six weekly infusions)  Cartesian’s mRNA approach is designed to expand the reach of potent cell therapy products to address autoimmunity  Administered Outpatient  No Lymphodepletion  Administered at therapeutic doses without uncontrollable proliferation  Transient CAR protein expression due to mRNA degradation and natural dilution   Delivered at Therapeutic Levels  mRNA does not replicate and allows for more predictable response  Does not carry risk of genomic integration  Transient Cell Modification  Control over product quality and production  Autologous approach with approximately three weeks from apheresis to first infusion  In-House cGMP Manufacturing  CAR, Chimeric antigen receptor  cGMP, Current good manufacturing practices  4

 5  Descartes-08 is believed to be the first mRNA CAR-T in clinical development for autoimmune disease  Engineered by transfection of autologous CD8+ T cells with mRNA encoding anti-BCMA CAR  Typical lot processed for infusion within ~3 weeks  Granted U.S. FDA orphan and RMAT designations for generalized myasthenia gravis  FDA, Food and Drug Administration   RMAT, Regenerative Medicine Advanced Therapy

 Day-70  Day-60  Day-50  Day-40  Day-30  Day-20  Day-10  Phase 2b trial: double-blind, placebo-controlled clinical trial of Descartes-08 in patients with myasthenia gravis  Leukapheresis & Cell Processing  Days -59 to -10  Randomization  WK1  WK 4  WK 7  10  13  16  19  22  25  28  31  34  37  Dosing  Six weekly doses  Blinded Follow-Up  Month 2, Month 3  Descartes-08  Open Label Follow-Up  Month 4, Month 6, Month 9, Month 12  6  INCLUSION CRITERIA  Non-MuSK-MG   MGFA Class II-IV   MG-ADL ≥6  Severe disease despite stable doses of immunosuppressants   PRIMARY ENDPOINT: Proportion of patients with MG Composite improvement of ≥5-points at Month 3, relative to placebo  Predefined primary efficacy dataset  SECONDARY OBJECTIVES:  1:1  40  43  46  49  52  55  Placebo  CROSSOVER TO DESCARTES-08  Safety and tolerability  Predefined safety dataset  Quantify clinical effect of Descartes-08 over 1 year  QMG, MG QoL 15R, MG-ADL (change from baseline to Month 3)  Compare effect of Descartes-08 versus placebo on MG scales (change from baseline to Month 3) in patients who cross over from placebo to Descartes-08  MGFA, Myasthenia Gravis Foundation of America  MG-ADL, Myasthenia Gravis Activities of Daily Living scale  QMG, Quantitative MG Scores   MG QoL 15R, MG Quality of Life 15-revised

14 patients received Descartes-08 and 12 patients received placebo in the pre-specified primary efficacy dataset


36 patients randomized 1:1
27
Academic medical centers
9
Community clinics
26
Primary efficacy dataset
1
Early drop-out
14
Randomized to Descartes-08
12
Randomized to placebo
5
Randomized to Descartes-08
4
Randomized to placebo

- Consistent with current IND, primary efficacy dataset includes modified ITT population enrolled at academic medical centers qualified for MG Composite assessment with at least one post-baseline follow-up.
- Safety dataset includes all participants at academic medical centers and community clinics who received at least one dose of Descartes-08 or placebo.

Cartesian Therapeutics

IND, Investigational New Drug Application
ITT, Intention to Treat

7

 Baseline characteristics: highly symptomatic patient population with severe disease   1 for AChR, MuSK, and LRP4 antibodies  MGC, MG Composite  8

 Prior and ongoing treatments: heavily pre-treated patient population  *Significant imbalance (p<0.05)  9

 Trial met primary endpoint with statistical significance  10  p-value: 0.018   Responders: Descartes-08, n= 10/14; placebo, n=3/12  Odds ratio 7.5 (95% CI, 1.3, 43)  *Clinically meaningful response is a three-point reduction from baseline  Responders observed to have ~3x greater improvements than clinically meaningful*  Data support advancement to Phase 3

 11  Mean decrease from Baseline in the prespecified primary efficacy population (n=26)  p<0.05 by Mann-Whitney U test at Month 3 in MGC and MG-ADL  LRP4+, low-density lipoprotein receptor-related protein 4  Statistically significant improvements observed in Descartes-08 patients at Month 3 assessment  Non-responders (n=4)  1 LRP4+ MG non-responder at Month 3 onward  1 additional non-responder at Month 3 onward   1 responded during open label follow-up  1 has not reached 1st open label follow-up  Placebo response generally in line with expectations  Descartes-08  Placebo

 12  Mean decrease from Baseline in MGC Responders (participants who achieved a ≥5-point reduction in MGC at Month 3, n=10. Month 4 n=5, Month 6 n=3.  Deep and durable responses observed in Descartes-08 responders through Month 6  Results consistent with Phase 2a open-label trial findings

 11  Mean decrease from Baseline in the prespecified primary efficacy population (n=26)  p<0.05 by Mann-Whitney U test at Month 3 in MGC and MG-ADL  LRP4+, low-density lipoprotein receptor-related protein 4  Statistically significant improvements observed in Descartes-08 patients at Month 3 assessment  Non-responders (n=4)  1 LRP4+ MG non-responder at Month 3 onward  1 additional non-responder at Month 3 onward   1 responded during open label follow-up  1 has not reached 1st open label follow-up  Placebo response generally in line with expectations  Descartes-08  Placebo  Confidential – Not for Distribution

 12  Mean decrease from Baseline in MGC Responders (participants who achieved a ≥5-point reduction in MGC at Month 3, n=10. Month 4 n=5, Month 6 n=3.  Deep and durable responses observed in Descartes-08 responders through Month 6  Results consistent with Phase 2a open-label trial findings  Confidential – Not for Distribution

Observed safety results support outpatient administration and in line with Phase 2a observations

- No cytokine release syndrome
- No neurotoxicity or ICANS
- Most AEs were transient or mild

	Descartes-08 (n=19)			Placebo (n=17)		
	Grade 1	Grade 2	Grade 3	Grade 1	Grade 2	Grade 3
Headache	6 (32%)	4 (21%)		2 (12%)	3 (18%)	
Chills	7 (37%)	4 (21%)		1 (6%)		
Nausea	2 (11%)	5 (26%)		2 (12%)	2 (12%)	
Fever	6 (32%)	3 (17%)	1 (6%)			
Fatigue	5 (26%)	1 (5%)		1 (6%)		
Myalgia	3 (16%)	3 (16%)		1 (6%)		
Infusion related reaction	1 (5%)	2 (11%)	1 (6%)	1 (6%)		
Muscle weakness	1 (5%)	1 (5%)		1 (6%)		
Arthralgia		1 (5%)		1 (6%)	1 (6%)	
Tachycardia	3 (16%)					
Herpes simplex reactivation	2 (11%)		1 (6%)			
Dysgeusia	3 (16%)					
Diarrhea	1 (5%)				1 (6%)	
Sweating	1 (5%)			1 (6%)		
Limb edema	1 (5%)	1 (5%)				
Flushing	2 (11%)					
Dyspnea	1 (5%)	1 (5%)				
Insomnia	2 (11%)					
Vomiting	2 (11%)					
Tremor	2 (11%)					

Safety dataset comprises all subjects who received at least one dose of Descartes-08 (n=19) or placebo (n=17)
All Grade 1–2 adverse events deemed possibly, probably or definitely related to the study drug with a cumulative incidence ≥10% and all Grade 3 adverse events deemed possibly, probably or definitely related to the study drug are reported. There were no Grade 4 adverse events.
AE, Adverse Event

Cartesian Therapeutics
13

Phase 2a update

 Phase 2a update:Descartes-08 retreatment led to sustained clinically meaningful responses  Manuscript submitted for peer review; pre-print available at medRxiv.org  Patient 1  Patient 2  15  Retreated patients experienced rapid improvement in clinical scores and maintained minimal symptom expression for up to one year after receiving second treatment cycle

 Summary and Next Steps for Descartes-08 in MG

 Met primary endpoint  71% response rate at Month 3 for Descartes-08 patients vs. 25% for placebo (p<0.05)   Deep, durable responses observed in patients treated with Descartes-08   Safety profile continues to support outpatient administration  Data support advancement to Phase 3  17  Deep, durable responses and favorable safety profile observed in patients with MG  Novel design: randomized double-blind placebo-controlled trial of engineered cell therapy in autoimmunity

 Planned next steps for Descartes-08 in MG  18  End of Phase 2 meeting with FDA expected by year-end  Initiate Phase 3 clinical trial  RMAT designation to support efficient development plan in collaboration with FDA

 SLE  Open-label Phase 2 trial  Announced dosing of first patient  Potential New Indications  RA, AIE, SSc  Pediatric autoimmune diseases  MG  End of Phase 2 FDA meeting expected by end of 2024  Potential initiation of Phase 3 trial following FDA meeting  Leveraging clinical proof-of-concept of Descartes-08 in MG to expand autoimmune pipeline  Intend to leverage the potential of Descartes-08 across multiple clinical programs  19  SLE, systemic lupus erythematosus   RA, rheumatoid arthritis   AIE, autoimmune encephalitis   SSc, systemic sclerosis

 Appendix

 Trial met primary endpoint with statistical significance  Responders in pre-specified analysis observed to have ~3x greater improvements than clinically meaningful*  Data support advancement to Phase 3  Pre-Specified Responders: Descartes-08, n= 10/14; placebo, n=3/12  Odds ratio 7.5 (95% CI, 1.3, 43)  *Clinically meaningful response is a three-point reduction from baseline  Proportion of MG Composite Responders (≥5-point reduction) at Month 3  p-value: 0.018   Per Protocol Responders: Descartes-08, n= 11/16; placebo, n=5/15  p-value: 0.048   21

 22  Descartes-08 demonstrated improvement across important measures of disease activity in AChR Abᐩ MG subjects  Statistically significant improvement in Descartes-08 compared to placebo at Month 3 seen across MGC (p=0.002), MG-ADL (p=0.012) and QMG (p=0.029).  Placebo responses in AChR Ab+ subjects were consistent with Phase 2/3 published literature.  Descartes-08  Placebo  Improvements from baseline in participants with AChR Abᐩ MG receiving Descartes-08 (n=10) versus placebo (n=9).  * p<0.05, ** p<0.01 by Mann Whitney U test  *  *  **

 23  Score reductions in measures of disease activity in placebo group was driven by responses in three seronegative subjects  Seronegative  AChR Abᐩ  Mean change from baseline in AChR Abᐩ (n=9) and seronegative (n=3) participants randomized to placebo

 24  Score reductions in measures of disease activity were similar in all antibody subgroups of patients receiving Descartes-08  Seronegative  AChR or LRP4 Abᐩ  Mean change from baseline in AChR or LRP4 Abᐩ (n=10) and seronegative (n=4) participants randomized to placebo

 25  Descartes-08  Deepest responses seen in participants with no prior exposure to complement or FcRn inhibitors   Mean change from baseline in in patients with no prior biologics (Months 1–3 n=8, Month 4 n=4, Month 6 n=2)

 Plans for continued advancement of Descartes-08 in MG and expansion into additional autoimmune indications   Leverage strong clinical results from Descartes-08 in MG to initiate additional Phase 2 trials with a particular focus on Rheumatology and Neurology  Potential new indications targeting both larger underserved populations as well as niche, rare populations for pediatric and adult patients  26  ADULT  PEDIATRIC  ADULT  PEDIATRIC  ADULT & PEDIATRIC  ADULT & PEDIATRIC  Myasthenia Gravis  Autoimmune Encephalitis   Systemic Lupus Erythematosus  Rheumatoid Arthritis  Systemic Sclerosis   Juvenile Dermatomyositis  NEUROLOGY  RHEUMATOLOGY

 Wholly-owned, in-house manufacturing:27,000 sq. ft. state-of-the-art cGMP facility  Ownership of quality control and production timelines  Flexibility to quickly adapt to changes in processes or needs  Potential cost efficiency   Clinical and commercial manufacturing scale capabilities support maturing pipeline and future growth  Facility located in Frederick, MD

 Plans to scale operations to support long-term growth of organization  28  Manufacturing  Organizational Structure  Commercial Readiness  Investment in manufacturing capacity to support additional clinical programs and future commercial launch of MG indication, if approved  Expand organizational structure to support expansion of clinical programs in   SLE, AIE, SSc, RA, JDM   Pre-commercial activity to support market preparation and potential launch of MG indication  Process development to advance product innovation and yields  Process Development  JDM, juvenile dermatomyositis